Shareholders' equity	12 Months Ended
Dec. 31, 2011
Shareholders' equity

11.  Shareholders' equity

For the purpose of reorganization ("Reorganization"), the Company consummated a series share exchange agreements in the first quarter of 2010. Effective as of March 15, 2010, New Borun consummated a share exchange agreement with Golden Direction Limited whereby New Borun acquired 100% of the voting capital stock of Golden Direction in exchange for the issuance by New Borun to King River Holding Limited ("King River"), a British Virgin Islands company which is 100% controlled and owned by Mrs. Shan Junqin, a member of the Wang Family, of 14,847,810 additional ordinary shares. As of the date of that agreement Golden Direction (1) became a wholly owned subsidiary of New Borun and (2) holds approximately 74.24% of the voting capital stock of China High.

Effective as of February 28, 2010, New Borun and Golden Direction consummated a share exchange agreement whereby Golden Direction acquired the remaining 25.76% (approximate) of China High. All the exiting preference shareholders of China High exchanged all their respective shares of China High for shares of the Company. The rights of the preference shares issued by the Company are the same as those originally issued by China High. Pursuant to the exchange, New Borun issued (i) 3,711.952 of its Class A convertible preference shares, which are automatically convertible into 3,711,952 of its ordinary shares upon the closing of the IPO, to one of China High's private equity investors, Star Elite Enterprises Limited, or Star Elite, a British Virgin Islands company, (ii) 1,065.330 shares of its Class B convertible preference shares, which are automatically convertible into 1,065,330 ordinary shares upon the closing of IPO, to one of China High's private equity investors, Earnstar Holding Limited, or Earnstar, a British Virgin Islands company and (iii) 374.907 shares of its Class C convertible preference shares, which are automatically convertible into 374,907 ordinary shares upon the closing of IPO, to one of China High's private equity investors, TDR Advisors Inc., or TDR, a British Virgin Islands company. Upon the consummation of this exchange, Golden Direction continues to be a wholly-owned subsidiary of New Borun and China High became a wholly owned subsidiary of Golden Direction.

All share and per share data before December 31, 2009, the effective date of the Company's reorganization, are presented to give retroactive effect to the reorganization described above.

On June 11, 2010, the Company completed its IPO and issued 5,725,000 American Depositary Shares ("ADSs"), representing 5,725,000 ordinary shares. Meanwhile, the Class A, B and C convertible preference shares were automatically converted into 5,152,189 ordinary shares. As of December 31, 2011, the total ordinary shares of the Company were 25,725,000.

Convertible preference share.  On or about October 10, 2008, China High issued 2,000 Class A convertible preference share ("SEE Preference A Share") to Star Elite with a par value of RMB0.88 in exchange for RMB1,759 preference share subscription receivable and RMB70,000,000 cash. The terms of the SEE Preference A Share are as follows:

Voting, Liquidity and Ownership Rights—The holder is entitled to the number of votes and ownership shares equal to the number of ordinary share. The preference shareholder is entitled to vote on all matters submitted to a vote of shareholders. The holder has the same liquidity rights as the common shareholder.

Conversion Rights—The holder is entitled to convert SEE Preference A Share to ordinary share anytime.

Dividends—The holder is entitled to receive dividends, when declared, on an as-converted basis. The holder is also entitled to undistributed earnings proportionate to its ownership interest.

Additional Shares Rights—The holder is entitled to receive additional ordinary shares from other ordinary shareholders if China High does not meet the minimum net income requirement based on an agreed upon formula in the Class A convertible preference share agreement. Such shares are not to be issued by the Company but a transfer of ordinary share from current ordinary share shareholders to the holder of Class A convertible preference share which is a transaction outside the Company level.

On or about June 12, 2009, China High authorized and issued 563 Class B convertible preference share ("Earnstar Preference Share") to Earnstar with par value RMB0.88 in exchange for RMB40,000,000 cash. On September 22, 2009, China High authorized and issued an additional 202 Class C convertible preference share ("TDR Preference Share") to TDR in exchange for RMB14,050,000 cash. An additional 11 Earnstar Preference Shares was authorized and issued to Earnstar in no consideration as result of anti-dilution. The Class B convertible preference share and Class C convertible preference share have the same terms as Class A convertible preference share with exception to minimum net income requirement whereas such requirement threshold is different.

The Company recognized a beneficial conversion feature discount on the Class A convertible preference share at its intrinsic value, which was the fair value of the ordinary share at the commitment date for the Class A convertible preference share investment, less the effective conversion price but limited to the RMB70,000,000 of proceeds received from the sale in accordance with ASC 470-20, Debt with Conversion and Other Options. The Company recognized RMB42,000,000 beneficial conversion feature as an increase in additional paid-in capital in the accompanying consolidated balance sheets on the date of issuance of the Class A convertible preference share since these shares were convertible to ordinary share at the issuance date. The fair value of the Company's Class A convertible preference share, Class B convertible preference share and Class C convertible preference share was valued by an independent valuation firm. Based on the fair value valuation performed, the fair value of Class A convertible preference share was approximately RMB56,000 per share and was issued at RMB35,000 per share at the date of issuance. The approximated fair value for Class B convertible preference share and Class C convertible preference share was approximately RMB71,000 and RMB69,000, respectively.

In accordance with ASC 470-20, Debt with Conversion and Other Options, the Company amortized the convertible preference share discount of RMB42,000,000 which was recorded as a reduction of net income attributable to common shareholder resulting from recognition of the embedded beneficial conversion feature of the SEE Preference Shares on the date of issuance because Class A convertible preference share were not mandatorily redeemable and are immediately convertible into ordinary share.

Upon the Company completed its initial public offering (the "IPO") on June 11, 2010, the Company has no preference shares since all of the Class A, B and C convertible preference shares were automatically converted into 5,152,189 ordinary shares.